Exhibit 1

British American Tobacco p.l.c. (the “Company”)

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

The following Non-Executive Directors of the Company received British American Tobacco p.l.c. American Depositary Shares as set out below in consideration for their holdings in Reynolds American Inc. (“RAI”) common stock following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Luc Jobin
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	American Depositary Share (“ADS”) US1104481072
b)	Nature of the transaction	ADSs received in consideration for holding in Reynolds American Inc. (“RAI”) common stock following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$69.25	45,236
d)	Aggregated information - Aggregated volume - Price	45,236 $69.25
e)	Date of the transaction	2017-07-25
f)	Place of the transaction	NYSE (XNYS)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Holly Keller Koeppel
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	American Depositary Share (“ADS”) US1104481072
b)	Nature of the transaction	ADSs received in consideration for holding in Reynolds American Inc. (“RAI”) common stock following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$69.25	8,416
d)	Aggregated information - Aggregated volume - Price	8,416 $69.25
e)	Date of the transaction	2017-07-25
f)	Place of the transaction	NYSE (XNYS)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Lionel L. Nowell, III
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	American Depositary Share (“ADS”) US1104481072
b)	Nature of the transaction	ADSs received in consideration for holding in Reynolds American Inc. (“RAI”) common stock following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$69.25	17,436
d)	Aggregated information - Aggregated volume - Price	17,436 $69.25
e)	Date of the transaction	2017-07-25
f)	Place of the transaction	NYSE (XNYS)

Name of officer of issuer responsible for making notification: Bridget Creegan Date of notification: 28 July 2017